THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln National Variable Annuity Account C
Multi-Fund® 5

Supplement dated July 16, 2010 to the Prospectus dated May 1, 2010

This Supplement provides information regarding your Multi-Fund® 5 individual annuity contract. It is for informational purposes and requires no action on your part.

We have been informed by Wells Fargo Advantage Funds® and Evergreen Funds of their intent to combine the two fund families. The resulting fund mergers will change the investment options available under your variable annuity contract.

On July 16, 2010, the Wells Fargo Advantage VT Equity Income Fund will merge into Wells Fargo Advantage VT Intrinsic Value Fund. In the merger, the Wells Fargo Advantage VT Equity Income Fund will transfer all of its assets and liabilities to the Wells Fargo Advantage VT Intrinsic Value Fund in exchange for shares of the same class of the Wells Fargo Advantage VT Intrinsic Value Fund. Going forward, the Wells Fargo Advantage VT Intrinsic Value Fund will replace the Wells Fargo Advantage VT Equity Income Fund as an investment option in your contract.

Also effective on July 16, 2010, the Wells Fargo Advantage VT Large Company Growth Fund will merge into the Wells Fargo Advantage VT Omega Growth Fund. In the merger, the Wells Fargo Advantage VT Large Company Growth Fund will transfer all of its assets and liabilities to the Wells Fargo Advantage VT Omega Growth Fund. Going forward, the Wells Fargo Advantage VT Omega Growth Fund will replace the Wells Fargo Advantage VT Large Company Growth Fund as an investment option in your contract.

Please refer to the funds’ prospectuses enclosed with this mailing for detailed information about the funds, including fund fees and investment strategies and objectives.

Please retain this supplement for future reference.